Exhibit 10.5

PUREPOWER® PW1100G-JM ENGINE PURCHASE SUPPORT AGREEMENT
AND
PW1100G-JM ENGINE FLEET MANAGEMENT PROGRAM AGREEMENT
BY AND BETWEEN
UNITED TECHNOLOGIES CORPORATION
PRATT & WHITNEY DIVISION
AND
SPIRIT AIRLINES, INC.
DATED AS OF OCTOBER 1, 2013

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

1.	DEFINITIONS 4

2.	PURCHASE OBLIGATIONS 4

3.	FINANCIAL ASSISTANCE 5

4.	FIRM SPARE ENGINES 7

5.	ESCALATION 9

6.	***** 11

7.	***** 13

8.	***** 14

9.	PURESOLUTIONSM FMP 14

10.	GUARANTEE PLANS AND TECHNICAL SUPPORT 14

11.	CERTIFICATION 19

12.	TERMS AND CONDITIONS 19

13.	NOTICES 20

14.	***** 21

15.	ENTIRE AGREEMENT 21

16.	PARTICIPATION OF PARTIES 22

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

LIST OF APPENDICES

Appendix 1	Agreement Definitions

Appendix 2	Aircraft and Spare Engine Delivery Schedule

Appendix 3	PW1100G-JM Engine Specification

Appendix 4	PW1100G‑JM Engine Price Escalation Formula

Appendix 5	PureSolutionSM Fleet Management Program

Appendix 6	PW1100G‑JM Engine Product Support Plan

Appendix 7	Warranties and Service Policies for the PW1100G‑JM Engine

Appendix 8	Guarantee Plan Definitions and Conditions

Appendix 9	*****

Appendix 10	*****

Appendix 11	*****

Appendix 12	*****

Appendix 13	*****

Appendix 14	*****

Appendix 15	*****

Appendix 16	*****

Appendix 17	*****

Appendix 18	*****

Appendix 19	*****

Appendix 20	*****

Appendix 21	Terms and Conditions of Sale of Goods and Services

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

This PurePower® PW1100G Engine Purchase Support Agreement, dated as of October 1, 2013 (this “Agreement”), is entered into by and between Spirit Airlines, Inc., having an office at 2800 Executive Way, Miramar, FL 33025 U.S.A., (hereinafter referred to as “Spirit”) and United Technologies Corporation, acting through its Pratt & Whitney Division, a corporation organized and existing under the laws of the State of Delaware, having an office at 400 Main Street, East Harford, CT 06108, U.S.A. (hereinafter referred to as “Pratt & Whitney”). Pratt & Whitney and Spirit may also hereinafter be referred to individually as a “Party” or collectively as the “Parties.”
WHEREAS:
Spirit has entered into a binding agreement with Airbus for the purchase of fifty (50) new firm A320neo family aircraft powered by new PW1100G‑JM engines, which are scheduled for delivery in accordance with the Delivery Schedule (each, a “Firm Aircraft”, and collectively, the “Firm Aircraft”); and

Spirit desires to purchase from Pratt & Whitney nine (9) new PW1100G‑JM spare engines to support the Firm Aircraft (each, a “Firm Spare Engine”; collectively, the “Firm Spare Engines”); and

Pratt & Whitney desires to provide Engines to power the Firm Aircraft and to sell to Spirit the Firm Spare Engines, and to provide the support and other assistance described in this Agreement; and
Spirit desires to have all off-wing Engine maintenance services performed exclusively by Pratt & Whitney under the PureSolution FMP (set forth in Appendix 5); and
Pratt & Whitney is willing to become Spirit’s exclusive maintenance provider for its Engine fleet through the PureSolution FMP; and
Pratt & Whitney and Spirit desire to express their complete understanding and agreement in connection with Spirit’s selection of the Engines to power the fifty (50) Firm Aircraft, Spirit’s purchase of nine (9) Firm Spare Engines, and the parties’ responsibilities and obligations under the PureSolution FMP.
NOW THEREFORE:
In consideration of the above recitals and the conditions, mutual covenants, and agreements contained in this Agreement and under the PureSolution FMP attached hereto as Appendix 5, Pratt & Whitney and Spirit mutually agree as follows:

1.	DEFINITIONS
Capitalized terms not otherwise defined in this Agreement have the respective meanings in Appendix 1.

2.	PURCHASE OBLIGATIONS
Upon mutual execution of this Agreement, the parties agree as follows:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

2.1	Spirit will place a firm order with Airbus for the fifty (50) Firm Aircraft, and will inform Airbus that it has selected Engines to power the Firm Aircraft.

2.2	Spirit will take delivery of each Firm Aircraft in accordance with the Delivery Schedule, subject to the provisions of Section 6.3 and the other terms and conditions of this Agreement.

2.3	Pratt & Whitney will sell, under separate agreements with Airbus, new PurePower PW1100G-JM Engines for installation on the Firm Aircraft;

2.4
Spirit will purchase and take delivery of, and Pratt & Whitney will sell and deliver to Spirit, nine (9) Firm Spare Engines in accordance with the Delivery Schedule, subject to the provisions of Section 6.4 and the other terms and conditions of this Agreement. This Agreement constitutes Spirit’s firm and unconditional purchase order with Pratt & Whitney for the nine (9) Firm Spare Engines;

2.5
Spirit agrees that receipt of benefits under this Agreement is subject to and conditioned upon Spirit performing its obligations under the PureSolution FMP set forth in Appendix 5, which the parties agree to execute contemporaneously with this Agreement;

2.6
This executed Agreement constitutes a valid, binding, and legally enforceable contract by and between Spirit and Pratt & Whitney for the support of the Engines installed on the fifty (50) Firm Aircraft, the purchase and sale of the nine (9) Firm Spare Engines, and their performance of the PureSolution FMP.

3.	FINANCIAL ASSISTANCE
In consideration of Spirit fulfilling its obligations under Article 2 of this Agreement, Pratt & Whitney agrees to provide Spirit with the financial assistance identified in this Article 3, subject to the provisions of Section 5.5. All credits identified herein are conditioned upon: (a) Spirit accepting delivery of all the Firm Aircraft and Firm Spare Engines in accordance with the Delivery Schedule, subject to the terms and conditions of Article 6, and (b) the absence of an Event of Default which is continuing by Spirit under the PureSolution FMP.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

3.1	Introductory Assistance Credit

3.1.1
To assist Spirit with the introduction of the Firm Aircraft into Spirit’s fleet, Pratt & Whitney will provide Spirit with a Fleet Introductory Assistance Credit per Firm Aircraft based on the Engine/Firm Aircraft model purchased, as follows:

FLEET INTRODUCTORY ASSISTANCE CREDITS
ENGINE/AIRCRAFT MODEL	CREDIT AMOUNT (JAN-12$)	ESCALATION
PW1124G-JM powered A319 Firm Aircraft	*****	Escalated
PW1127G-JM powered A320 Firm Aircraft	*****	Escalated
PW1133G-JM powered A321 Firm Aircraft	*****	Escalated

3.1.2	The Fleet Introductory Assistance Credits are expressed in January 2012 delivery conditions and will escalate (and be subject to escalation protection) in accordance with the provisions of Article 5.

3.1.3	The Fleet Introductory Assistance Credits shall be issued directly to Airbus, to be applied toward Spirit’s payment for the corresponding Firm Aircraft.

3.2	Firm Spare Engine Credits

3.2.1	To assist Spirit with spare Engine provisioning, Pratt & Whitney will provide Spirit with a Spare Engine Credit per Firm Spare Engine based on the Engine Model purchased, as follows:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

SPARE ENGINE CREDIT
ENGINE MODEL	SPARE ENGINE CREDIT (JAN-12$)	ESCALATION
PW1124G-JM Spare Engine	*****	Escalated
PW1127G-JM Spare Engine	*****	Escalated
PW1133G-JM Spare Engine	*****	Escalated
Each Firm Spare Engine final invoice	*****	Escalated

3.2.2	The Spare Engine Credits are expressed in January 2012 delivery conditions and will escalate (and be subject to escalation protection) in accordance with the provisions of Article 5.

3.2.3	The applicable Spare Engine Credit will be applied to each Firm Spare Engine’s final invoice.

3.3	Spare Parts and Tooling Credit
To assist Spirit with initial spare Parts provisioning, Pratt & Whitney will credit Spirit’s account with Pratt & Whitney in the fixed amount of ***** upon delivery of the first Firm Aircraft to Spirit (the “Spare Parts and Tooling Credit”). The Spare Parts and Tooling Credit is expressed in January 2012 United States Dollars and is subject to escalation (and escalation protection) in accordance with the provisions of Article 5. The Spare Parts and Tooling Credit may be used by Spirit to purchase PW1100G-JM spare Parts and tooling from Pratt & Whitney.

3.4	Training Assistance
Pratt & Whitney shall provide Spirit with training credits equivalent to ***** student training days, which will be made available for use by Spirit ***** days prior to induction of the first Firm Aircraft. In addition, Pratt & Whitney agrees to provide an additional ***** student training days per Firm Aircraft delivered to Spirit. Training credits will apply only to services offered by the Pratt & Whitney Customer Training Center, and are not convertible to cash or transferrable.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

4.	FIRM SPARE ENGINES

4.1	Spare Engine Price
The following table provides the Unit Base Price per Firm Spare Engine. The Unit Base Price per Firm Spare Engine is expressed in United States Dollars in January 2012 delivery conditions, and is subject to escalation (and escalation protection) in accordance with the provisions of Article 5 below.

FIRM SPARE ENGINE MODEL	UNIT BASE PRICE PER PW1100G-JM SPARE ENGINE JANUARY 2012 UNITED STATES DOLLARS
PW1124G-JM	*****
PW1127G-JM	*****
PW1133G-JM	*****

4.2	Spare Engine Payment Terms
*****

4.3	Delivery and Acceptance of Firm Spare Engines

4.3.1
For each Firm Spare Engine purchased, Pratt & Whitney will arrange and pay for one-way transportation, and bear risk of loss during such transportation, from Pratt & Whitney’s facility to Spirit’s designated main base. For each Firm Spare Engine purchased under this Agreement, Spirit will purchase a P&W Shipping Stand or provide an Equivalent Shipping Stand, and will make each such shipping stand available at Pratt & Whitney’s designated facility at least ***** prior to each scheduled Firm Spare Engine delivery.

4.3.2
Pratt & Whitney shall ensure that each Firm Spare Engine delivered to Spirit is new and conforms to the applicable Engine Specification through the maintenance of procedures, systems and records approved by the Airworthiness Authority. An FAA-issued “Authorized Release Certificate” (FAA Form 8130-3, Airworthiness Approval Tag) or “Certificate of Conformity” (as the case may be) will be issued and signed by personnel authorized for such purposes. *****

4.3.3
Subject only to the provisions of Section 4.3.2, upon Spirit’s payment in full for the Firm Spare Engine as described in Section 4.2 above and the issue of an “Authorized Release Certificate” (FAA Form 8130-3, Airworthiness Approval Tag) or a Certificate of Conformity (as the case may be), Spirit shall be deemed to (i) have accepted the Firm Spare Engine (and Engine storage bag and transportation stand, if purchased

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

from Pratt & Whitney), and that the Spare Engine (ii) agreed that the Firm Spare Engine conforms to the applicable Engine Specification. *****

5.	ESCALATION

5.1
The Fleet Introductory Assistance Credits, Spare Engine Credits, Spare Engine Unit Base Prices, and Spare Parts and Tooling Credits are subject to escalation in accordance with the Engine Escalation Formula, and in each case, subject to the escalation protection described in Section 5.3. Credits shall be escalated from the Base Month and Year specified in this Agreement to the earlier of (a) the applicable scheduled delivery date indicated in the Delivery Schedule or (b) the actual delivery date of the corresponding Firm Aircraft or Firm Spare Engine.

5.2	*****

5.3	*****

5.4
With respect to installed Engines, Pratt & Whitney will, as of the respective dates of delivery of each of the Firm Aircraft delivered to Spirit, calculate the difference (if any) between: (i) the corresponding Deemed Shipset Price (as defined below) escalated in accordance with the Engine Escalation Formula, and (ii) the corresponding Deemed Shipset Price as capped in accordance with Section 5.3. Pratt & Whitney will adjust the aggregate amount of the credits due and payable to Spirit for each such Firm Aircraft by such difference. For purposes of administering this provision, the “Deemed Shipset Price” shall be as follows.

DEEMED SHIPSET PRICE
ENGINE MODEL	PW1100G-JM DEEMED SHIPSET PRICE JANUARY 2012 UNITED STATES DOLLARS
PW1124G-JM	*****
PW1127G-JM	*****
PW1133G-JM	*****

5.5	Credit and Engine Pricing Conditions

5.5.1	Except as otherwise provided in this Agreement, credits provided under Article 3 may only be used for the purchase of goods and/or services from Pratt & Whitney.

5.5.2	Pratt & Whitney agrees that the credits provided to Spirit shall not expire provided that: (i) this Agreement remains in full force and effect, (ii) the credits have not been

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

applied to overdue amounts arising under this Agreement under rights of set off and (iii) Spirit continues to operate at least one (1) Firm Aircraft under which the applicable credit was provided.

5.5.3
The credits described in Article 3 will be issued in accordance with the applicable provisions of Article 3, provided that Spirit’s account with Pratt & Whitney is then current in accordance with the terms hereof. *****

5.5.4
Spirit will ensure compliance with any and all requirements (including but not limited to reporting and approval requirements) of any applicable currency control or other applicable law, rule, or regulation relating to any credits issued under this Agreement.

5.5.5	*****

5.5.6	*****

6.	*****

7.	*****

8.	*****

9.	PURESOLUTIONSM FMP

9.1	PureSolutionSM Fleet Management Program
Spirit agrees that it will obtain all off-wing Engine maintenance services on the Engines installed on Firm Aircraft and the Firm Spare Engines exclusively from the Pratt & Whitney Network pursuant to the PureSolution Fleet Management Program attached as Appendix 5 to this Agreement.

10.	GUARANTEE PLANS AND TECHNICAL SUPPORT

10.1	Guarantee Plans
Pratt & Whitney will provide Spirit with the Guarantee Plans set forth in Appendix 8 through Appendix 20, inclusive (the “Guarantee Plans”). The Guarantee Plans are subject to the terms and conditions set forth in the Guarantee Plan Definitions and Conditions attached as Appendix 8. Eligibility under the Guarantee Plans is conditioned upon all Engines installed on the Firm Aircraft and all of the Firm Spare Engines being:

10.1.1	maintained exclusively in the Pratt & Whitney Network under the PureSolution FMP *****; or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

10.1.2	*****.

10.2	PurePower PW1100G‑JM Engine Product Support Plan
Pratt & Whitney will provide Spirit the benefits of the Product Support Plan for First-Generation Owners/Operators Acquiring New Pratt & Whitney PurePower PW1100G‑JM Engines, attached as Appendix 6.

10.3	*****

10.4	On-Site Pratt & Whitney Field Representative

10.4.1
Pratt & Whitney field representatives are fully trained on all facets of Engine line maintenance and are stationed around the world to assist operators with the introduction of the Engine into their fleets. Pratt & Whitney will assign a field representative in Spirit’s area of operation to assist Spirit in preparing for Engine operation.

10.4.2	The Pratt & Whitney field representative will provide the following services to Airline:

a.	24 Hour Support;

b.	Maintenance Action Recommendations;

c.	Daily Reporting on Engine Technical Situations;

d.	Service Policy Preparation Assistance; and

e.	Prompt Communication with Pratt & Whitney

10.4.3	*****

10.5	*****

10.6	Warranties and Service Policies for the PW1100G‑JM Engine

10.6.1	Pratt & Whitney will provide Spirit the benefits of the Warranties and Service Policies for the PW1100G‑JM Engine attached as Appendix 7 *****.

10.7	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

10.8	*****

11.	CERTIFICATION
Pratt & Whitney’s obligations under this Agreement, including Pratt & Whitney’s obligation to make PurePower PW1100G-JM Engines available for Firm Aircraft delivery in accordance with the Delivery Schedule, are contingent upon certification of the applicable model of PW1100G-JM engine-powered A320NEO aircraft by Airbus at least ***** prior to delivery of the first Firm Aircraft.

12.	TERMS AND CONDITIONS

12.1	Terms and Conditions

12.1.1	The Terms and Conditions attached hereto as Appendix 21 govern all transactions under this Agreement

12.1.2
In the event of a conflict between a provision set forth in the main body of this Agreement and a provision set forth in an appendix or attachment to this Agreement, or if a provision in the main body of this Agreement modifies a provision set forth in an appendix or attachment to this Agreement, the provision set forth in the main body of this Agreement shall govern over the provision set forth in the appendix or attachment to this Agreement.

12.2	Incorporation of Appendices
All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes.

12.3
For as long as Spirit owns and/or operates one or more Firm Aircraft in regular commercial service and is not in material breach of any of its obligations to Pratt & Whitney under this Agreement, Pratt & Whitney or its affiliate will provide adequate supplies of spare Parts available for sale to support Spirit’s commercial operation of the Engines. In consideration thereof, Pratt & Whitney or its affiliate will sell to Spirit and, except as hereinafter provided, Spirit will buy from Pratt & Whitney or its affiliate, for the period of operation of the Firm Aircraft in Spirit’s fleet, Spirit’s requirements of all new spare Parts manufactured pursuant to the detailed design and order of Pratt & Whitney where Pratt & Whitney or its affiliate is the only source from which Spirit can purchase such new spare Parts. Spirit agrees that all Parts displaced from an Engine as a result of incorporation of a Part purchased from Pratt & Whitney shall be returned to Pratt & Whitney or a Pratt & Whitney designated vendor for repair or scrap as determined by Pratt & Whitney.”

12.4
Spirit agrees to display Pratt & Whitney’s logo on the nacelle for all Firm Aircraft. Pratt & Whitney shall be responsible for properly installing the logos at its own cost for any nacelles that Pratt & Whitney chooses to have display such logo(s). The size and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

placement of such logos on any nacelles shall be subject to Spirit’s approval to ensure that the Pratt & Whitney logo does not interfere with Spirit’s logo.

13.	NOTICES
The parties agree that all demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when personally delivered or when deposited in the United States mail, confirmation of receipt requested, first-class postage prepaid or sent by facsimile with confirmation, addressed as follows:
To Seller:    United Technologies Corporation
Pratt & Whitney Division
400 Main Street, Mail Stop 132-21
East Hartford, Connecticut  06108

Phone:    (860) 565-5852
E-mail:        gppwlegalcmonotices@pw.utc.com
Attention:    Associate Counsel and Director
Contracts Management (Commercial)
Pratt & Whitney
400 Main Street, Mail Stop 132‑46
East Hartford, Connecticut  06108
Telephone:    (860) 557‑4737
E-Fax:        (860) 755‑7058
Attention:    Director, Service Programs
To Buyer:    Spirit Airlines, Inc.
2800 Executive Way
Miramar
Fort Lauderdale, Florida
Telephone:    954-447-8044
Facsimile:    954-447-7854
Attention:    Charlie Rue
VP Supply Chain
or at such other address as may hereafter be furnished in writing by either Party to the other.

14.	*****

15.	ENTIRE AGREEMENT

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

This Agreement, including its appendices and attachments, and the MFN Agreement, dated as of October 1, 2013 and provided under separate cover, contains the entire understanding between the parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument.

16.	PARTICIPATION OF PARTIES
The parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated among the parties and that the parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date entered above and deem that it is executed in the State of Connecticut. The parties agree that facsimile signatures will be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the parties agree to provide original signature pages upon request.

SPIRIT AIRLINES, INC.

By	/s/ Charles A. Rue

Name	Charles A. Rue

Title	VP Supply Chain

UNITED TECHNOLOGIES CORPORATION, Pratt & Whitney Division

By	/s/ Rick Deurloo

Name	Rick Deurloo

Title	SVP Sales

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 1

PUREPOWER® PW1100G-JM ENGINE PURCHASE SUPPORT AGREEMENT AND ENGINE FLEET MANAGEMENT PROGRAM AGREEMENT
DEFINITIONS
For all purposes of this Agreement, the following capitalized terms have the meanings set forth below:
“Accepted Technical Data” means OEM data, recommendations, or information that has been provided by Pratt & Whitney that is not “Approved Technical Data” (as defined herein). This includes but is not limited to all operator wires, special instructions, illustrated parts catalogs, and CACTUS wires.
“AD” means an Aviation Authority-issued Engine airworthiness directive.
“Additional Equipment” is any item in the Engine Specification identified under the Additional Equipment section which is categorized as either Engine Build Up (EBU 1), which is provided by Pratt & Whitney with a Spare Engine, or Engine Build Up (EBU 2), which is provided separately by Airbus or its supplier.
“Airbus” means Airbus S.A.S.
“AOG Event” or “Aircraft-on-Ground Event” is a situation in which a Firm Aircraft is unavailable for operational service solely because a FMP Eligible Engine installed on such Firm Aircraft is unserviceable and/or incapable of continued operation after Spirit has performed reasonable on-wing Engine corrective action and no replacement engine is available. An AOG Event will terminate upon correction of the condition that renders the Firm Aircraft unserviceable or at the time a replacement engine becomes available for operational service, whichever first occurs.
“Approved Technical Data” is technical data that has been approved by the Aviation Authority or by an Aviation Authority DER.
“Aviation Authority” means the FAA or any other authorities, government departments, committees, or agencies which (a) under the laws of the State of Registration of the relevant Firm Aircraft, may from time to time, have control or supervision of civil aviation in that state; or (b) have jurisdiction over the registration, airworthiness or operation of, or other matters relating to a Firm Aircraft as long as it is substantially similar to the FAA requirements.
“BFE” means “Buyer Furnished Equipment“ means the aircraft manufacturer-supplied or buyer furnished engine-mounted accessories (typically including such items as integrated drive generator, quick accessory disconnect adapter, hydraulic pumps, shut-off valve, and pressure regulating valve).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

“Build Group” means a portion of a FMP Eligible Engine that can be a non-serialized major assembly, as designated by the Air Transport Association.
“CEMP” or “Customized Engine Maintenance Program” means the program for engine maintenance established by Pratt & Whitney for Spirit, and agreed to with Spirit, in accordance with Section 5.1 of the PureSolution FMP.
“CMM” means Component Maintenance Manual.
“Commencement Date” means the date on which Spirit accepts delivery of its first PW1100G-JM Engine-powered Firm Aircraft in accordance with Appendix 2.
“Delivery Schedule” means the delivery schedule attached as Appendix 2.
“DER” means Designated Engineering Representative.
“Economically Repairable” shall generally mean that the cost of the repair, exclusive of modification and transportation costs, will be equal to or less than ***** of the Pratt & Whitney commercial price of the relevant Part at the time the repair is considered, or shall be otherwise reasonably determined by Pratt & Whitney after consultation with Spirit.
“EIS” means the entry into service of a Firm Aircraft.
“Eligible Shop Visit” has the meaning set forth in Section 4.1 of the FMP Agreement.
“Engine” means a Pratt & Whitney PurePower® PW1100G-JM engine, described as Standard Equipment in the Engine Specification, attached as Appendix 3, sold by Pratt & Whitney for commercial aviation use, whether installed as new equipment on the aircraft by Airbus or delivered directly to Spirit from Pratt & Whitney for use as a spare Engine.
“Engine Build Up” or “EBU” refers to either the EBU 1 or EBU 2, as applicable, as each is described in the Additional Equipment section of the Engine Specification.
“Engine Escalation Formula” means the PW1100G‑JM Engine Price Escalation Formula for PW1100G‑JM Engines attached to this Agreement as Appendix 4.
“Engine Purchase Support Agreement” means the Agreement to which this FMP is appended.
“Engine Shipset” means two (2) new Engines delivered by Pratt & Whitney to Airbus for installation on a Firm Aircraft.
“Engine Specification” means the Engine specification attached as Appendix 3, which is subject to revision prior to Engine delivery.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

“Engine Warranty and Service Policy” or “Service Policy” means the Warranties and Service Policies for the PW1100G‑JM Engine attached as Appendix 7.
“Equivalent Shipping Stand” means, in the event Spirit elects not to purchase a P&W Shipping Stand, an operable shipping stand supplied by Spirit to Pratt & Whitney, suitable for road shipment of spare PW1100G-JM engines.
“Ex works” has the meaning set forth in Incoterms 2010, as promulgated by the International Chamber of Commerce.
“Excess Work” shall mean services provided outside of the coverage described in Section 4.3 of the FMP.
“External Equipment” means *****.
“Extreme Environmental Conditions” means *****.
“FAA” means the Federal Aviation Administration of the United States of America or any successor agency thereto.
“Failure” shall mean *****.
“Firm Aircraft”, individually, means any of the fifty (50) new firm-ordered PW1100G-JM engine-powered A320neo family aircraft identified in the Delivery Schedule as “Firm Aircraft” to be delivered to Spirit in accordance with the Delivery Schedule, and collectively, all fifty (50) of such aircraft.
“Firm Spare Engine” means any of the nine (9) new firm-ordered spare PW1100G engines identified in the Delivery Schedule as “Firm Spare Engines” to be delivered to Spirit in accordance with the Delivery Schedule.
“FMP Agreement” means the PW1100G-JM Engine Fleet Management Program Agreement set forth in Appendix 5.
“FMP Eligible Engines” has the meaning set forth in Article 1 of Appendix 5.
“FOD” means *****.
“Full Interval Shop Visit” means *****.
“Guarantee Plans” has the meaning set forth in Section 10.1 of this Agreement.
“Introductory Assistance Credit” means the credit provided by Pratt & Whitney to Spirit as described in Section 3.1 of this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

“LLPs” or “Life Limited Parts” means those rotating Parts which have Parts Life Limit. For purposes of this Agreement, LLPs do not include static, non-rotating LLPs.
“Leased Aircraft” means any of the five (5) NEO aircraft powered by new PW1100G-JM Engines leased by Spirit from the delivery dates specified in the Leased Aircraft Delivery Schedule.
“Leased Aircraft Delivery Schedule” means the delivery schedule, set forth in Attachment 1 to the FMP, for the Leased Aircraft.
”Missing Part” means *****.
“Optional Equipment” means any item in the Engine Specification identified under the Optional Equipment section.
“P&W Shipping Stand” means a new shipping stand purchased from Pratt & Whitney by Spirit, suitable for road shipment of spare PW1100G-JM engines.
“PAH” or “Production Approval Holder” means an entity holding a production certificate issued under the authority of the FAA.
“Parts” means *****.
“Parts Life Limit” means the maximum allowable total parts time or total parts cycles for specific Parts, including re-operation if applicable, as established by Pratt & Whitney and the applicable Airworthiness Authority. Parts Life Limits are published in the Airworthiness Limitations section of the applicable Instructions for Continued Airworthiness.
“Period of Cover” has the meaning set forth in Article 2 of the PureSolution FMP.
“PMA” or “Parts Manufacturer Approval” means the authority granted by the FAA to manufacture parts for installation in type-certificated products.
“Pratt & Whitney Network” means Pratt & Whitney’s designated network of maintenance, repair, and/or overhaul facilities.
“Product Support Plan” means the Product Support Plan for First-Generation Owners/Operators Acquiring New Pratt & Whitney PurePower® PW1100G‑JM Engines, attached as Appendix 6.
“PureSolution Escalation Formula” is the escalation formula used to escalate the PureSolution Rate as set forth in Attachment 3 to Appendix 5.
“PureSolution FMP” means the FMP Agreement set forth in Appendix 5.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

“PWEL” means Pratt & Whitney Engine Leasing, LLC, a Pratt & Whitney affiliate, which provides spare engine lease support.
“SB” means a Pratt & Whitney-issued Engine service bulletin.
“Scrapped” means those parts determined by Pratt & Whitney to be unserviceable and not Economically Repairable. Spirit shall cause such parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine part.
“Shop Visit” means a PureSolution Engine has been removed and inducted into a Pratt & Whitney facility within the Pratt & Whitney Network and the separation of major mating engine flanges or the removal of a disk, hub, or spool is performed on such PureSolution Engine.
“Spare Engine” means a spare Pratt & Whitney PurePower® PW1100G-JM engine, defined as Standard Equipment in the Engine Specification), and the applicable Additional Equipment supplied by Pratt & Whitney, as described the under Additional Equipment section of the Engine Specification. “Spare Engine Credit” means the credit provided by Pratt & Whitney to Spirit as described in Section 3.2 of this Agreement.
“Spare Engine Ratio” means the ratio of the total quantity of Spare Engines to the total quantity of installed Engines on the Firm Aircraft and Leased Aircraft.
“Specific Conditions” means the specific conditions set forth in Attachment 1 of Appendix 5, which apply to the Guarantee Plans and the PureSolution Rates.
“Spare Parts and Tooling Credit” means the credit provided by Pratt & Whitney to Spirit as described in Section 3.3 of this Agreement.
“Standard Equipment” means any item identified under the Standard Equipment section in the Engine Specification, Appendix 3.
“State of Registration” means the country in which the Firm Aircraft are registered.
“T&M Rates and Charges” are those rates and charges contained in Attachment 4, Attachment 5, and Attachment 6 for any maintenance service that is Excess Work or not otherwise covered under the PureSolution Rate, and unless otherwise stated, calculated as of the date of the invoice applicable to the Excess Work.
“TCH” or “Type Certificate Holder” means an entity holding a type certificate issued under the authority of the FAA.
“Term” means the “Period of Cover” of the PureSolution Fleet Management Program as set forth in Article 2 of Appendix 5.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

“Terms and Conditions” means the United Technologies Corporation Standard Terms and Conditions of Sale of Goods and Services, attached hereto as Appendix 21, which govern all transactions under this Agreement.
“Training Assistance Credit” represents, collectively, the credits provided by Pratt & Whitney to Spirit as described in Section 3.4 of this Agreement.
“Unit Base Price” means the respective Pratt & Whitney unit base price set forth in Article 4, expressed in United States Dollars for a January 2012delivery.
“United States Prime Rate” means the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation’s thirty (30) largest banks then in effect and listed in the eastern print edition of The Wall Street Journal.
“UTF” means UT Finance Corporation, a wholly-owned subsidiary of United Technologies Corporation and an affiliate of Pratt & Whitney.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 2
PUREPOWER® PW1100G-JM ENGINE PURCHASE SUPPORT AGREEMENT
AIRCRAFT AND SPARE ENGINE DELIVERY SCHEDULE

SPIRIT FIRM AIRCRAFT
AIRLINE	AIRCRAFT MODEL	QUANTITY OF AIRCRAFT	ENGINE MODEL	DELIVERY DATE
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

SPIRIT FIRM AIRCRAFT
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****
SPIRIT	*****	1	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

SPIRIT PW1100G-JM SPARE ENGINES
AIRLINE	QUANTITY OF ENGINES	ENGINE MODEL	DELIVERY DATE
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****
SPIRIT	1	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 3
PUREPOWER® PW1100G-JM ENGINE PURCHASE SUPPORT AGREEMENT
PW1100G-JM ENGINE SPECIFICATION
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 4
PUREPOWER® PW1100G-JM ENGINE PURCHASE SUPPORT AGREEMENT
PW1100G‑JM ENGINE PRICE ESCALATION FORMULA

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 5
PUREPOWER® PW1100G-JM ENGINE *TYPE OF AGREEMENT* AGREEMENT
PURESOLUTIONSM FLEET MANAGEMENT PROGRAM
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 6
PUREPOWER® PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
PW1100G‑JM ENGINE PRODUCT SUPPORT PLAN
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 7
PUREPOWER® PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
WARRANTIES AND SERVICE POLICIES FOR THE PW1100G‑JM ENGINE
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 8
PUREPOWER® PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
GUARANTEE PLAN DEFINITIONS AND CONDITIONS

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 9
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 10
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 11
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 12
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 13
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 14
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 15
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 16
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 17
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 18
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 19
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 20
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.5

Appendix 21
PUREPOWER® PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
TERMS AND CONDITIONS OF SALE OF GOODS AND SERVICES
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.